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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2005


                                AMERIANA BANCORP
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

        INDIANA                          0-22423                35-1782688
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47362-1048
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------



                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On June 1, 2005, Ameriana Bank and Trust, SB (the "Bank"), the wholly-owned subsidiary of Ameriana Bancorp (the "Company"), entered into an employment agreement (the "Agreement") with Jerome J. Gassen, the President and Chief Executive Officer of the Company and the Bank. The Agreement provides that Mr. Gassen will be eligible to receive bonuses payable in the manner specified by the Bank's Board of Directors or the Compensation Committee thereof.

         On August 29, 2005, the Board defined the terms under which Mr. Gassen is eligible for a bonus for 2005. Pursuant to those terms, Mr. Gassen is eligible for a bonus of up to $80,208, which equals 50% of his current base salary, pro-rated for his seven months of employment in 2005. The actual bonus Mr. Gassen will receive will depend upon the Bank's net earnings reaching certain threshold and target amounts. For net earnings below the threshold amount of $2,400,000, Mr. Gassen will receive no bonus. If the Bank's net earnings equal $2,400,000, Mr. Gassen will receive a bonus of $40,104. If net earnings reach the target amount of $2,776,965, Mr. Gassen will receive an additional $40,104 ($80,208 in the aggregate). For net earnings between the threshold and target amounts, the additional $40,104 will be pro-rated.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Exhibits

                Number            Description
                ------            -----------

                10.1 Employment Agreement between Ameriana Bank and Trust, SB and Jerome J. Gassen (revised to correct typographical errors)







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERIANA BANCORP



Dated: August 31, 2005                  By:/s/ Jerome J. Gassen
                                           -------------------------------------
                                           Jerome J. Gassen
                                           President and Chief Executive Officer